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                                                                  EXHIBIT 10.9.4


                                January 10, 2003

Continental Stock Transfer & Trust
17 Battery Place
8th Floor
New York, NY  10004

Ladies and Gentlemen:

                  Digital Descriptor Systems, Inc., a Delaware corporation (the "Company"), and certain investors (the "Investors") have entered into a Securities Purchase Agreement dated as of January 10, 2003 (the "Agreement") providing for the issuance of 12% Convertible Debentures in the aggregate principal amount of $500,000 (the "Debentures") and warrants to purchase an aggregate of 1,500,000 shares of the Company's Common Stock (the "Warrants"), for the aggregate consideration of $500,000.

                  You are hereby irrevocably authorized and instructed to reserve (subject to the Stockholder Approval (as defined in the Agreement) a sufficient number of shares of Common Stock (initially, 103,000,000 shares) of the Company for issuance upon full conversion of the Debentures and exercise of the Warrants in accordance with the respective terms thereof. You are hereby further irrevocably authorized and directed to issue the shares of Common Stock so reserved upon your receipt from the Company of a notice of conversion ("Notice of Conversion") or exercise agreement ("Exercise Agreement") duly executed by an Investor in accordance with the terms of such notices and agreements and the Debentures and Warrants, as applicable.

                  A copy of a Form of Debenture and Form of Warrant is attached hereto. You should familiarize yourself with your issuance and delivery obligations, as Transfer Agent, contained therein. The shares to be issued are to be registered in the names of the registered holder of the securities submitted for conversion or exercise.

                  So long as you have previously received confirmation from the Company that the shares have been registered under the 1933 Act or otherwise may be sold pursuant to Rule 144 without any restriction as to the number of securities as of a particular date that can then be immediately sold, such shares should be transferred, at the option of the holder of the Debentures or Warrants as specified in the Notice of Conversion or Exercise Agreement, as applicable, either (i) electronically by crediting the account of a Prime Broker with the Depository Trust Company through its Deposit Withdrawal Agent Commission system or (ii) in certificated form without any legend which would restrict the transfer of the shares, and you should remove all stop-transfer instructions relating to such shares. Until such time as you are advised by Company counsel that the shares have been registered under the 1933 Act or otherwise have been sold pursuant to Rule 144 without any restriction as to the number of securities as of a particular date that can then be immediately sold, you are hereby instructed to place the following legends on the certificates:



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         THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED
         UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THE SECURITIES MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER SAID ACT, OR AN OPINION OF COUNSEL IN FORM, SUBSTANCE AND SCOPE CUSTOMARY FOR OPINIONS OF COUNSEL IN COMPARABLE TRANSACTIONS, THAT REGISTRATION IS NOT REQUIRED
         OR UNLESS SOLD PURSUANT TO RULE 144 UNDER SAID ACT.

                  The legend set forth above shall be removed and you are instructed to issue a certificate without such legend to the holder of any shares upon which it is stamped, if, unless otherwise required by applicable state securities laws, (a) such shares are registered for sale under an effective registration statement filed under the 1933 Act or otherwise have been sold pursuant to Rule 144 without any restriction as to the number of securities as of a particular date that can then be immediately sold, (b) such holder provides the Company with an opinion of counsel, in form, substance and scope customary for opinions of counsel in comparable transactions, to the effect that a public sale or transfer of such security may be made without registration under the 1933 Act and such sale or transfer is effected or (c) such holder provides the Company with reasonable assurances that such shares have been sold pursuant to Rule 144.

                  The Investors are intended to be and are third party beneficiaries hereof, and no amendment or modification to the instructions set forth herein may be made without the consent of such Investors.

                                        Very truly yours,

                                        DIGITAL DESCRIPTOR SYSTEMS, INC.



                                        _____________________________________
                                        Michael J. Pellegrino
                                        President and Chief Operating Officer
Acknowledged:


______________________________
Transfer Agent

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